UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2006
SPANISH BROADCASTING SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27823	13-3827791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 South Bayshore Drive, PH II, Coconut Grove, Florida		33133
(Address of principal executive offices)		(Zip Code)
(305) 441-6901
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On February 28, 2006, Mega Media Holdings, Inc. (“Mega Media Holdings”) and WDLP Licensing, Inc. (“Mega-Sub,” and together with Mega Media Holdings, “Mega Media”) completed its acquisition of certain assets, including licenses, permits and authorizations issued by the Federal Communications Commission used in or related to the operation of television stations WDLP -TV (Channel 22) and its derivative digital television station WDLP-DT (Channel 3) in Key West, Florida and WSBS-CA (Channel 50) in Miami, Florida, pursuant to that certain asset purchase agreement, dated as of July 12, 2005, and as previously amended on September 19, 2005, October 19, 2005 and January 6, 2006, with WDLP Broadcasting Company, LLC (“WDLP”), WDLP Licensed Subsidiary, LLC, Robin Broadcasting Company, LLC (“Robin Broadcasting”), and Robin Licensed Subsidiary, LLC.
     At closing, Mega Media paid a cash amount of $17,000,000 and delivered a 34-month secured promissory note in the principal amount of $18,500,000, to and made in favor of WDLP and Robin Broadcasting, which is guaranteed by Spanish Broadcasting System, Inc. and secured by the assets acquired in the transaction. Mega Media paid an aggregate purchase price equal to $37,550,000, including the initial purchase price of $37,000,000, plus an extension payment of $250,000 and a payment of $300,000 as additional consideration for the extension of the closing date.
     A copy of each the Security Agreement, Pledge Agreement and secured promissory note is attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.

10.1	Security Agreement, dated as of March 1, 2006, among Mega Media Holdings, Inc., WDLP Licensing, Inc., WDLP Broadcasting Company, LLC, WDLP Licensed Subsidiary, LLC, Robin Broadcasting Company, LLC and Robin Licensed Subsidiary, LLC.

10.2	Pledge Agreement, dated as of March 1, 2006, among Mega Media Holdings, Inc., WDLP Broadcasting Company, LLC, WDLP Licensed Subsidiary, LLC, Robin Broadcasting Company, LLC and Robin Licensed Subsidiary, LLC.

10.3	Secured Promissory Note, dated March 1, 2006, made by, Spanish Broadcasting System, Inc., Mega Media Holdings, Inc. and WDLP Licensing, Inc. in favor of WDLP Broadcasting Company, LLC and Robin Broadcasting Company, LLC, in the principal amount of $18,500,000.

99.1	Press release, dated March 1, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPANISH BROADCASTING SYSTEM, INC. (Registrant)
March 6, 2006	By:	/s/ Joseph A. García
Joseph A. García
Chief Financial Officer, Executive Vice President and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Security Agreement, dated as of March 1, 2006, among Mega Media Holdings, Inc., WDLP Licensing, Inc., WDLP Broadcasting Company, LLC, WDLP Licensed Subsidiary, LLC, Robin Broadcasting Company, LLC and Robin Licensed Subsidiary, LLC.

10.2	Pledge Agreement, dated as of March 1, 2006, among Mega Media Holdings, Inc., WDLP Broadcasting Company, LLC, WDLP Licensed Subsidiary, LLC, Robin Broadcasting Company, LLC and Robin Licensed Subsidiary, LLC.

10.3	Secured Promissory Note, dated March 1, 2006, made by, Spanish Broadcasting System, Inc., Mega Media Holdings, Inc. and WDLP Licensing, Inc. in favor of WDLP Broadcasting Company, LLC and Robin Broadcasting Company, LLC, in the principal amount of $18,500,000.

99.1	Press release, dated March 1, 2006.

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